CAMDEN PROPERTY TRUST ANNOUNCES FOURTH QUARTER 2024 OPERATING RESULTS,
2025 FINANCIAL OUTLOOK, AND FIRST QUARTER 2025 DIVIDEND

Houston, Texas (February 6, 2025) - Camden Property Trust (NYSE:CPT) (the "Company") announced today operating results for the three and twelve months ended December 31, 2024. Net Income Attributable to Common Shareholders (“EPS”), Funds from Operations (“FFO”), Core Funds from Operations ("Core FFO"), and Core Adjusted Funds from Operations (“Core AFFO”) for the three and twelve months ended December 31, 2024 are detailed below. A reconciliation of EPS to FFO, Core FFO, and Core AFFO is included in the financial tables accompanying this press release.

	Three Months Ended December 31,		Twelve Months Ended December 31,
Per Diluted Share	2024	2023	2024	2023
EPS	$0.37	$2.03	$1.50	$3.70
FFO	$1.68	$1.72	$6.70	$6.78
Core FFO	$1.73	$1.73	$6.85	$6.82
Core AFFO	$1.46	$1.44	$5.88	$5.94

	Three Months Ended	4Q24 Guidance	4Q24 Guidance
Per Diluted Share	December 31, 2024	Midpoint	Variance
EPS	$0.37	$0.36	$0.01
FFO	$1.68	$1.67	$0.01
Core FFO	$1.73	$1.70	$0.03

	Quarterly Growth	Sequential Growth	Year-To-Date Growth
Same Property Results	4Q24 vs. 4Q23	4Q24 vs. 3Q24	2024 vs. 2023
Revenues	0.8%	(0.5)%	1.3%
Expenses	0.2%	(4.3)%	1.8%
Net Operating Income ("NOI")	1.2%	1.6%	1.1%

Same Property Results	4Q24	4Q23	3Q24
Occupancy	95.3%	94.9%	95.5%

For 2024, the Company defines same property communities as communities wholly-owned and stabilized since January 1, 2023, excluding communities under redevelopment and properties held for sale. A reconciliation of net income to NOI and same property NOI is included in the financial tables accompanying this press release.

Operating Statistics - Same Property Portfolio

New Lease and Renewal Data - Date Signed (1)	4Q24	4Q23
Signed New Lease Rates	(4.7)%	(4.1)%
Signed Renewal Rates	3.2%	3.9%
Signed Blended Lease Rates	(1.2)%	(0.8)%
New Lease and Renewal Data - Date Effective (2)	4Q24	4Q23
Effective New Lease Rates	(4.7)%	(3.6)%
Effective Renewal Rates	3.3%	4.4%
Effective Blended Lease Rates	(1.1)%	(0.1)%

(1) Average change in same property new lease and renewal rates vs. expiring lease rates when signed.
(2) Average change in same property new lease and renewal rates vs. expiring lease rates when effective.

Occupancy and Bad Debt	4Q24	4Q23
Occupancy	95.3%	94.9%
Bad Debt	0.7%	1.1%

Development Activity
During the quarter, construction was completed at Camden Durham in Durham, NC and Camden Long Meadow Farms in Richmond, TX. Additionally, leasing continued at Camden Woodmill Creek in Spring, TX.

Development Communities - Construction Completed and Project in Lease-Up ($ in millions)

		Total	Total	% Leased
Community Name	Location	Homes	Cost	as of 1/31/2025
Camden Woodmill Creek	Spring, TX	189	$72.2	89%
Camden Durham	Durham, NC	420	144.8	78%
Camden Long Meadow Farms	Richmond, TX	188	71.9	53%
Total		797	$288.9

Development Communities - Construction Ongoing ($ in millions)

		Total	Total
Community Name	Location	Homes	Estimated Cost
Camden Village District	Raleigh, NC	369	$138.0
Camden South Charlotte	Charlotte, NC	420	163.0
Camden Blakeney	Charlotte, NC	349	154.0
Total		1,138	$455.0

Acquisition Activity
Subsequent to quarter-end, the Company acquired Camden Leander, a 352-home apartment community located in the Austin, TX metropolitan area for approximately $67.7 million.

Liquidity Analysis
As of December 31, 2024, Camden had over $1.0 billion of liquidity comprised of approximately $21.0 million in cash and cash equivalents, and nearly $1.0 billion of availability under its unsecured credit facility. At quarter-end, the Company had approximately $243.6 million left to fund under its existing wholly-owned development pipeline and no debt maturities until April 2026.

Earnings Guidance
Camden provided initial earnings guidance for 2025 based on its current and expected views of the apartment market and general economic conditions, and provided guidance for first quarter 2025 as detailed below. Expected EPS excludes gains, if any, from future real estate transactions.

	1Q25	2025
Per Diluted Share	Range	Range	Midpoint
EPS	$0.32 - $0.36	$1.00 - $1.30	$1.15
FFO	$1.64 - $1.68	$6.50 - $6.80	$6.65
Core FFO(1)	$1.66 - $1.70	$6.60 - $6.90	$6.75
(1) The Company's 2025 core FFO guidance excludes approximately $0.10 per share of non-core charges for legal costs and settlements and expensed transaction pursuit costs.

	2025
Same Property Growth Guidance	Range	Midpoint
Revenues	0.00% - 2.00%	1.00%
Expenses	2.25% - 3.75%	3.00%
NOI	(1.50%) - 1.50%	0.00%

For 2025, the Company defines same property communities as communities owned and stabilized since January 1, 2024, excluding communities under redevelopment and properties held for sale.

Camden intends to update its earnings guidance to the market on a quarterly basis. Additional information on the Company’s 2025 financial outlook including key assumptions for same property growth and a reconciliation of expected EPS to expected FFO and expected Core FFO are included in the financial tables accompanying this press release.

Quarterly Dividend Declaration
Camden's Board of Trust Managers declared a first quarter 2025 dividend of $1.05 per common share payable on April 17, 2025 to shareholders of record as of March 31, 2025. In declaring the dividend, the Board of Trust Managers considered a number of factors, including the Company's past performance and future prospects, as described in this press release.

Conference Call
Friday, February 7, 2025 at 10:00 AM CT
Domestic Dial-In Number: (888) 317-6003; International Dial-In Number: (412) 317-6061; Passcode: 6537406
Webcast: https://investors.camdenliving.com

The Company strongly encourages interested parties to join the call via webcast in order to view any associated videos, slide presentations, etc. The dial-in phone line will be reserved for accredited analysts and investors who plan to pose questions to Management during the Q&A session of the call.

Supplemental financial information is available in the Investors section of the Company’s website under Earnings Releases or by calling Camden’s Investor Relations Department at (713) 354-2787.

Forward-Looking Statements
In addition to historical information, this press release contains forward-looking statements under the federal securities law. These statements are based on current expectations, estimates, and projections about the industry and markets in which Camden operates, management's beliefs, and assumptions made by management. Forward-looking statements are not guarantees of future performance and involve certain risks and uncertainties which are difficult to predict. Factors which may cause the Company’s actual results or performance to differ materially from those contemplated by forward-looking statements are described under the heading “Risk Factors” in Camden’s Annual Report on Form 10-K and in other filings with the Securities and Exchange Commission (SEC). Forward-looking statements made in today’s press release represent management’s current opinions at the time of this publication, and the Company assumes no obligation to update or supplement these statements because of subsequent events.

About Camden
Camden Property Trust, an S&P 500 Company, is a real estate company primarily engaged in the ownership, management, development, redevelopment, acquisition, and construction of multifamily apartment communities. Camden owns and operates 175 properties containing 59,210 apartment homes across the United States. Upon completion of 3 properties currently under development, the Company’s portfolio will increase to 60,348 apartment homes in 178 properties. Camden has been recognized as one of the 100 Best Companies to Work For® by FORTUNE magazine for 17 consecutive years, most recently ranking #24. For additional information, please contact Camden’s Investor Relations Department at (713) 354-2787 or access our website at camdenliving.com.

CAMDEN	OPERATING RESULTS
(In thousands, except per share amounts)

(Unaudited)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2024	2023	2024	2023
OPERATING DATA

Property revenues (a)	$386,319	$387,587	$1,543,842	$1,542,027

Property expenses
Property operating and maintenance	90,571	89,873	365,681	353,911
Real estate taxes	47,440	46,664	193,124	195,009
Total property expenses	138,011	136,537	558,805	548,920

Non-property income
Fee and asset management	1,540	1,078	7,137	3,451
Interest and other income/(loss)	(22)	322	4,420	879
Income/(loss) on deferred compensation plans	(2,511)	9,981	12,629	15,398
Total non-property income/(loss)	(993)	11,381	24,186	19,728

Other expenses
Property management	9,274	8,767	38,331	33,706
Fee and asset management	659	440	2,200	1,717
General and administrative	18,673	15,744	72,365	62,506
Interest	32,565	33,968	129,815	133,395
Depreciation and amortization	145,474	144,956	582,014	574,813
Expense/(benefit) on deferred compensation plans	(2,511)	9,981	12,629	15,398
Total other expenses	204,134	213,856	837,354	821,535

Impairment associated with land development activities	—	—	(40,988)	—
Loss on early retirement of debt	—	—	(921)	(2,513)
Gain on sale of operating properties	—	176,497	43,806	225,416
Income from continuing operations before income taxes	43,181	225,072	173,766	414,203
Income tax expense	(572)	(897)	(2,926)	(3,650)
Net income	42,609	224,175	170,840	410,553
Less income allocated to non-controlling interests	(1,918)	(1,845)	(7,547)	(7,244)
Net income attributable to common shareholders	$40,691	$222,330	$163,293	$403,309

CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME
Net income	$42,609	$224,175	$170,840	$410,553
Other comprehensive income
Unrealized gain/(loss) on cash flow hedging activities	—	(728)	85	(728)
Unrealized loss and unamortized prior service cost on post retirement obligation	(18)	(183)	(18)	(183)
Reclassification of net loss on cash flow hedging activities, prior service cost and net loss on post retirement obligation	351	358	2,159	1,433
Comprehensive income	42,942	223,622	173,066	411,075
Net income allocated to non-controlling interests	(1,918)	(1,845)	(7,547)	(7,244)
Comprehensive income attributable to common shareholders	$41,024	$221,777	$165,519	$403,831

PER SHARE DATA

Total earnings per common share - basic	$0.37	$2.04	$1.50	$3.71
Total earnings per common share - diluted	0.37	2.03	1.50	3.70

Weighted average number of common shares outstanding:
Basic	108,428	108,698	108,491	108,653
Diluted	108,515	110,312	108,539	109,399

(a) We elected to combine lease and non-lease components and thus present rental revenue in a single line item in our consolidated statements of income and comprehensive income.  For the three months ended December 31, 2024, we recognized $386.3 million of property revenue which consisted of approximately $344.9 million of rental revenue and approximately $41.4 million of amounts received under contractual terms for other services considered to be non-lease components within our lease contracts. This compares to property revenue of $387.6 million recognized for the three months ended December 31, 2023, made up of approximately $346.0 million of rental revenue and approximately $41.6 million of amounts received under contractual terms for other services considered to be non-lease components within our lease contracts. For the twelve months ended December 31, 2024, we recognized $1,543.8 million of property revenue which consisted of approximately $1,376.0 million of rental revenue and approximately $167.8 million of amounts received under contractual terms for other services considered to be non-lease components within our lease contracts. This compared to the $1,542.0 million of property revenue recognized for the twelve months ended December 31, 2023, made up of approximately $1,374.0 million of rental revenue and approximately $168.0 million of amounts received under contractual terms for other services considered to be non-lease components within our lease contracts. Revenue related to utility rebilling to residents was $11.0 million and $10.7 million for the three months ended December 31, 2024 and 2023, respectively and was $42.9 million and $42.0 million for the twelve months ended December 31 2024 and 2023, respectively.

Note: Please refer to the following pages for definitions and reconciliations of all non-GAAP financial measures presented in this document.

CAMDEN	FUNDS FROM OPERATIONS
(In thousands, except per share and property data amounts)

(Unaudited)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2024	2023	2024	2023
FUNDS FROM OPERATIONS

Net income attributable to common shareholders	$40,691	$222,330	$163,293	$403,309
Real estate depreciation and amortization	142,403	141,892	569,998	562,654
Income allocated to non-controlling interests	1,918	1,845	7,547	7,244
Gain on sale of operating properties	—	(176,412)	(43,806)	(225,331)
Impairment associated with land development activities	—	—	40,988	—
Funds from operations	$185,012	$189,655	$738,020	$747,876

Plus: Casualty-related expenses, net of recoveries (a)	3,080	683	5,849	1,186
Plus: Severance (b)	—	—	506	—
Plus: Legal costs and settlements (b)	1,577	196	4,844	280
Plus: Loss on early retirement of debt	—	—	921	2,513
Plus: Expensed transaction, development, and other pursuit costs (b)	710	—	2,203	471
Plus: Advocacy contributions (c)	—	—	1,653	—
Less: Miscellaneous (income)/expense (d)	—	—	—	(364)
Core funds from operations	$190,379	$190,534	$753,996	$751,962

Less: recurring capitalized expenditures (e)	(29,107)	(31,927)	(106,403)	(97,094)

Core adjusted funds from operations	$161,272	$158,607	$647,593	$654,868

PER SHARE DATA
Funds from operations - diluted	$1.68	$1.72	$6.70	$6.78
Core funds from operations - diluted	1.73	1.73	6.85	6.82
Core adjusted funds from operations - diluted	1.46	1.44	5.88	5.94
Distributions declared per common share	1.03	1.00	4.12	4.00

Weighted average number of common shares outstanding:
FFO/Core FFO/Core AFFO - diluted	110,109	110,312	110,133	110,269

PROPERTY DATA
Total operating properties (end of period) (f)	174	172	174	172
Total operating apartment homes in operating properties (end of period) (f)	58,858	58,634	58,858	58,634
Total operating apartment homes (weighted average)	58,588	59,245	58,405	59,068

.

(a) Non-core adjustment generally recorded within Property NOI.

(b) Non-core adjustment generally recorded within General and Administrative Expenses.

(c) Non-core adjustment generally recorded within Property Management Expenses.

(d) Non-core adjustment generally recorded within Interest and Other Income.

(e) Capital expenditures necessary to help preserve the value of and maintain the functionality at our communities.

(f) Includes joint ventures and properties held for sale, if any.

Note: Please refer to the following pages for definitions and reconciliations of all non-GAAP financial measures presented in this document.

CAMDEN	BALANCE SHEETS
(In thousands)

(Unaudited)

	Dec 31, 2024	Sep 30, 2024	Jun 30, 2024	Mar 31, 2024	Dec 31, 2023
ASSETS
Real estate assets, at cost
Land	$1,722,526	$1,718,185	$1,716,515	$1,706,983	$1,711,873
Buildings and improvements	11,319,460	11,222,261	11,148,312	11,014,440	10,993,390
	13,041,986	12,940,446	12,864,827	12,721,423	12,705,263
Accumulated depreciation	(4,867,422)	(4,725,152)	(4,582,440)	(4,439,710)	(4,332,524)
Net operating real estate assets	8,174,564	8,215,294	8,282,387	8,281,713	8,372,739
Properties under development and land	401,542	418,209	439,758	477,481	486,864
Total real estate assets	8,576,106	8,633,503	8,722,145	8,759,194	8,859,603
Accounts receivable – affiliates	8,991	8,993	9,903	10,350	11,905
Other assets, net (a)	234,838	262,339	245,625	233,137	244,182
Cash and cash equivalents	21,045	31,234	93,932	92,693	259,686
Restricted cash	11,164	11,112	7,969	8,230	8,361
Total assets	$8,852,144	$8,947,181	$9,079,574	$9,103,604	$9,383,737

LIABILITIES AND EQUITY
Liabilities
Notes payable
Unsecured	$3,155,233	$3,121,499	$3,222,569	$3,223,285	$3,385,309
Secured	330,358	330,299	330,241	330,184	330,127
Accounts payable and accrued expenses	215,179	221,880	212,247	213,896	222,599
Accrued real estate taxes	78,529	131,693	90,702	46,612	96,517
Distributions payable	113,549	113,505	113,506	113,556	110,427
Other liabilities (b)	212,107	214,027	183,377	182,443	186,987
Total liabilities	4,104,955	4,132,903	4,152,642	4,109,976	4,331,966

Equity
Common shares of beneficial interest	1,158	1,158	1,157	1,157	1,156
Additional paid-in capital	5,930,729	5,927,477	5,924,608	5,919,851	5,914,868
Distributions in excess of net income attributable to common shareholders	(897,931)	(826,725)	(710,633)	(641,663)	(613,651)
Treasury shares	(359,732)	(359,989)	(359,975)	(356,880)	(320,364)
Accumulated other comprehensive income/(loss) (c)	974	641	283	(78)	(1,252)
Total common equity	4,675,198	4,742,562	4,855,440	4,922,387	4,980,757
Non-controlling interests	71,991	71,716	71,492	71,241	71,014
Total equity	4,747,189	4,814,278	4,926,932	4,993,628	5,051,771
Total liabilities and equity	$8,852,144	$8,947,181	$9,079,574	$9,103,604	$9,383,737

(a) Includes net deferred charges of:	$2,675	$3,244	$3,703	$4,286	$5,879

(b) Includes deferred revenues of:	$767	$830	$894	$958	$1,030

(c) Represents the unrealized net loss and unamortized prior service costs on post retirement obligations, and unrealized net gain/(loss) on cash flow hedging activities.

CAMDEN	NON-GAAP FINANCIAL MEASURES
DEFINITIONS & RECONCILIATIONS
(In thousands, except per share amounts)

(Unaudited)

This document contains certain non-GAAP financial measures management believes are useful in evaluating an equity REIT's performance. Camden's definitions and calculations of non-GAAP financial measures may differ from those used by other REITs, and thus may not be comparable. The non-GAAP financial measures should not be considered as an alternative to net income as an indication of our operating performance, or to net cash provided by operating activities as a measure of our liquidity.

FFO

The National Association of Real Estate Investment Trusts (“NAREIT”) currently defines FFO as net income (computed in accordance with accounting principles generally accepted in the United States of America ("GAAP")), excluding depreciation and amortization related to real estate, gains and losses from the sale of certain real estate assets, gains and losses from change in control, impairment write-downs of certain real estate assets and investments in entities when the impairment is directly attributable to decreases in the value of depreciable real estate held by the entity, and adjustments for unconsolidated joint ventures to reflect FFO on the same basis. Our calculation of diluted FFO also assumes conversion of all potentially dilutive securities, including certain non-controlling interests, which are convertible into common shares. We consider FFO to be an appropriate supplemental measure of operating performance because, by excluding gains and losses on dispositions of real estate, impairment write-downs of certain real estate assets, and depreciation, FFO can assist in the comparison of the operating performance of a company’s real estate investments between periods or to different companies.

Core FFO

Core FFO represents FFO as further adjusted for Non-Core Adjustments. We consider Core FFO to be a helpful supplemental measure of operating performance as it excludes not only depreciation expense of real estate assets, but it also excludes certain items which by their nature are not comparable period over period and therefore tends to obscure actual operating performance. Our definition of Core FFO may differ from other REITs, and there can be no assurance our basis for computing this measure is comparable to other REITs.

Core Adjusted FFO

In addition to FFO & Core FFO, we compute Core Adjusted FFO ("Core AFFO") as a supplemental measure of operating performance. Core AFFO is calculated utilizing Core FFO less recurring capital expenditures which are necessary to help preserve the value of and maintain the functionality at our communities. Our definition of recurring capital expenditures may differ from other REITs, and there can be no assurance our basis for computing this measure is comparable to other REITs. A reconciliation of FFO to Core FFO and Core AFFO is provided below:

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2024	2023	2024	2023
Net income attributable to common shareholders	$40,691	$222,330	$163,293	$403,309
Real estate depreciation and amortization	142,403	141,892	569,998	562,654
Income allocated to non-controlling interests	1,918	1,845	7,547	7,244
Gain on sale of operating properties	—	(176,412)	(43,806)	(225,331)
Impairment associated with land development activities	—	—	40,988	—
Funds from operations	$185,012	$189,655	$738,020	$747,876

Plus: Casualty-related expenses, net of recoveries	3,080	683	5,849	1,186
Plus: Severance	—	—	506	—
Plus: Legal costs and settlements	1,577	196	4,844	280
Plus: Loss on early retirement of debt	—	—	921	2,513
Plus: Expensed transaction, development, and other pursuit costs	710	—	2,203	471
Plus: Advocacy contributions	—	—	1,653	—
Less: Miscellaneous (income)/expense	—	—	—	(364)
Core funds from operations	$190,379	$190,534	$753,996	$751,962

Less: recurring capitalized expenditures	(29,107)	(31,927)	(106,403)	(97,094)

Core adjusted funds from operations	$161,272	$158,607	$647,593	$654,868

Weighted average number of common shares outstanding:
EPS diluted	108,515	110,312	108,539	109,399
FFO/Core FFO/ Core AFFO diluted	110,109	110,312	110,133	110,269

CAMDEN	NON-GAAP FINANCIAL MEASURES
DEFINITIONS & RECONCILIATIONS
(In thousands, except per share amounts)

(Unaudited)

Reconciliation of FFO, Core FFO, and Core AFFO per share

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2024	2023	2024	2023
Total Earnings Per Common Share - Diluted	$0.37	$2.03	$1.50	$3.70
Real estate depreciation and amortization	1.28	1.28	5.16	5.07
Income allocated to non-controlling interests	0.03	0.01	0.07	0.05
Gain on sale of operating properties	—	(1.60)	(0.40)	(2.04)
Impairment associated with land development activities	—	—	0.37	—
FFO per common share - Diluted	$1.68	$1.72	$6.70	$6.78

Plus: Casualty-related expenses, net of recoveries	0.03	0.01	0.05	0.01
Plus: Severance	—	—	—	—
Plus: Legal costs and settlements	0.01	—	0.04	—
Plus: Loss on early retirement of debt	—	—	0.02	0.03
Plus: Expensed transaction, development, and other pursuit costs	0.01	—	0.02	—
Plus: Advocacy contributions	—	—	0.02	—
Less: Miscellaneous (income)/expense	—	—	—	—
Core FFO per common share - Diluted	$1.73	$1.73	$6.85	$6.82

Less: recurring capitalized expenditures	(0.27)	(0.29)	(0.97)	(0.88)

Core AFFO per common share - Diluted	$1.46	$1.44	$5.88	$5.94

Expected FFO & Core FFO

Expected FFO and Core FFO is calculated in a method consistent with historical FFO and Core FFO, and is considered appropriate supplemental measures of expected operating performance when compared to expected earnings per common share (EPS). A reconciliation of the ranges provided for diluted EPS to expected FFO and expected Core FFO per diluted share is provided below:

	1Q25	Range	2025	Range
	Low	High	Low	High
Expected earnings per common share - diluted	$0.32	$0.36	$1.00	$1.30
Expected real estate depreciation and amortization	1.30	1.30	5.43	5.43
Expected income allocated to non-controlling interests	0.02	0.02	0.07	0.07
Expected FFO per share - diluted	$1.64	$1.68	$6.50	$6.80
Anticipated Adjustments to FFO	0.02	0.02	0.10	0.10
Expected Core FFO per share - diluted	$1.66	$1.70	$6.60	$6.90

Note: This table contains forward-looking statements. Please see paragraph regarding forward-looking statements earlier in this document.

CAMDEN	NON-GAAP FINANCIAL MEASURES
DEFINITIONS & RECONCILIATIONS
(In thousands, except per share amounts)

(Unaudited)

Net Operating Income (NOI)

NOI is defined by the Company as property revenue less property operating and maintenance expenses less real estate taxes. NOI is further detailed in the Components of Property NOI schedules on page 11 of the supplement. The Company considers NOI to be an appropriate supplemental measure of operating performance to net income attributable to common shareholders because it reflects the operating performance of our communities without allocation of corporate level property management overhead or general and administrative costs. Our definition of NOI may differ from other REITs and there can be no assurance our basis for computing this measure is comparable to other REITs. A reconciliation of net income to net operating income is provided below:

	Three months ended December 31,		Twelve months ended December 31,
	2024	2023	2024	2023
Net income	$42,609	$224,175	$170,840	$410,553
Less: Fee and asset management income	(1,540)	(1,078)	(7,137)	(3,451)
Less: Interest and other income/(loss)	22	(322)	(4,420)	(879)
Less: Income/(loss) on deferred compensation plans	2,511	(9,981)	(12,629)	(15,398)
Plus: Property management expense	9,274	8,767	38,331	33,706
Plus: Fee and asset management expense	659	440	2,200	1,717
Plus: General and administrative expense	18,673	15,744	72,365	62,506
Plus: Interest expense	32,565	33,968	129,815	133,395
Plus: Depreciation and amortization expense	145,474	144,956	582,014	574,813
Plus: Expense/(benefit) on deferred compensation plans	(2,511)	9,981	12,629	15,398
Plus: Impairment associated with land development activities	—	—	40,988	—
Plus: Loss on early retirement of debt	—	—	921	2,513
Less: Gain on sale of operating properties	—	(176,497)	(43,806)	(225,416)
Plus: Income tax expense	572	897	2,926	3,650
NOI	$248,308	$251,050	$985,037	$993,107

"Same Property" Communities	$238,429	$235,714	$943,134	$933,190
Non-"Same Property" Communities	9,593	8,487	36,724	29,938
Development and Lease-Up Communities	2,074	5	3,999	(14)
Disposition/Other	(1,788)	6,844	1,180	29,993
NOI	$248,308	$251,050	$985,037	$993,107

CAMDEN	NON-GAAP FINANCIAL MEASURES
DEFINITIONS & RECONCILIATIONS
(In thousands, except per share amounts)

(Unaudited)

EBITDAre and Adjusted EBITDAre

Earnings Before Interest, Taxes, Depreciation, and Amortization for Real Estate (“EBITDAre”) and Adjusted EBITDAre are supplemental measures of our financial performance. EBITDAre is calculated in accordance with the definition adopted by NAREIT as earnings before interest, taxes, depreciation and amortization plus or minus losses and gains from the sale of certain real estate assets, including gains/losses on change of control, plus impairment write-downs of certain real estate assets and investments in entities when the impairment is directly attributable to decreases in the value of depreciable real estate held by the entity, and adjustments to reflect the Company’s share of EBITDAre of unconsolidated joint ventures.

Adjusted EBITDAre represents EBITDAre as further adjusted for non-core items. The Company considers EBITDAre and Adjusted EBITDAre to be appropriate supplemental measures of operating performance to net income because it represents income before non-cash depreciation and the cost of debt, and excludes gains or losses from property dispositions, and impairment write-downs of certain real estate assets. Annualized Adjusted EBITDAre is Adjusted EBITDAre as reported for the period multiplied by 4 for quarter results. A reconciliation of net income to EBITDAre and adjusted EBITDAre is provided below:

	Three months ended December 31,		Twelve months ended December 31,
	2024	2023	2024	2023
Net income	$42,609	$224,175	$170,840	$410,553
Plus: Interest expense	32,565	33,968	129,815	133,395
Plus: Depreciation and amortization expense	145,474	144,956	582,014	574,813
Plus: Income tax expense	572	897	2,926	3,650
Less: Gain on sale of operating properties	—	(176,497)	(43,806)	(225,416)
Plus: Impairment associated with land development activities	—	—	40,988	—
EBITDAre	$221,220	$227,499	$882,777	$896,995

Plus: Casualty-related expenses, net of recoveries	3,080	683	5,849	1,186
Plus: Severance	—	—	506	—
Plus: Legal costs and settlements	1,577	196	4,844	280
Plus: Loss on early retirement of debt	—	—	921	2,513
Plus: Expensed transaction, development, and other pursuit costs	710	—	2,203	471
Plus: Advocacy contributions	—	—	1,653	—
Less: Miscellaneous (income)/expense	—	—	—	(364)
Adjusted EBITDAre	$226,587	$228,378	$898,753	$901,081
Annualized Adjusted EBITDAre	$906,348	$913,512	$898,753	$901,081

Net Debt to Annualized Adjusted EBITDAre

The Company believes Net Debt to Annualized Adjusted EBITDAre to be an appropriate supplemental measure of evaluating balance sheet leverage. Net Debt is defined by the Company as the average monthly balance of Total Debt during the period, less the average monthly balance of Cash and Cash Equivalents during the period. The following tables reconcile average Total debt to Net debt and computes the ratio to Adjusted EBITDAre for the following periods:

Net Debt:

	Average monthly balance for the		Average monthly balance for the
	Three months ended December 31,		Twelve months ended December 31,
	2024	2023	2024	2023
Unsecured notes payable	$3,169,511	$3,394,948	$3,207,170	$3,350,767
Secured notes payable	330,338	330,108	330,251	391,745
Total debt	3,499,849	3,725,056	3,537,421	3,742,512
Less: Cash and cash equivalents	(11,022)	(95,392)	(43,782)	(30,257)
Net debt	$3,488,827	$3,629,664	$3,493,639	$3,712,255

Net Debt to Annualized Adjusted EBITDAre:

	Three months ended December 31,		Twelve months ended December 31,
	2024	2023	2024	2023
Net debt	$3,488,827	$3,629,664	$3,493,639	$3,712,255
Annualized Adjusted EBITDAre	906,348	913,512	898,753	901,081
Net Debt to Annualized Adjusted EBITDAre	3.8x	4.0x	3.9x	4.1x

CAMDEN	2025 FINANCIAL OUTLOOK
AS OF FEBRUARY 6, 2025

(Unaudited)

Earnings Guidance - Per Diluted Share
Expected FFO per share - diluted	$6.50 - $6.80
Expected CORE FFO per share - diluted	$6.60 - $6.90

"Same Property" Communities
Number of Units - 2025	57,114
2024 Base Net Operating Income	$968 million

Primary Components of Revenue Growth:
2025 Rental Rate Earn-In based on 2024 Results	0.0%
December 2024 to December 2025 Assumed Market Rent Growth (1/2 Typically Achieved)	0.00% - 2.80%
Occupancy Improvement	0.00% - 0.40%
Occupancy Midpoint	95.4%
Bad Debt Improvement	0.00% - 0.20%
Bad Debt Midpoint	0.7%

Total Revenue Growth	0.00% - 2.00%
Total Expense Growth	2.25% - 3.75%
Net Operating Income Growth	(1.50%) - 1.50%
Impact from 1.0% change in NOI Growth is approximately $0.09 / share

Capitalized Expenditures
Recurring	$108 - $112 million
Revenue Enhancing Capex and Repositions (a)	$96 - $100 million
Non - Recurring Capital Expenditures	$27 - $29 million

Acquisitions/Dispositions
Acquisition Volume	$600 - $900 million
Disposition Volume	$600 - $900 million

Development
Development Starts	$175 - $675 million
Development Spend	$270 - $300 million

Non-Property Income
Non-Property Income	$7 - $9 million
Includes: Fee and asset management income and interest and other income

Corporate Expenses
General and Administrative (G&A) Expenses	$76 - $80 million
Non-Core Adjustments included above in G&A (b)	$10 - $11 million
Property Management Expenses	$34 - $38 million
Fee and Asset Management Expenses	$2 - $3 million
Corporate G&A Depreciation/Amortization	$11 - $13 million
Income Tax Expenses	$3 - $4 million

Capital
Expensed Interest	$139 - $143 million
Capitalized Interest	$15 - $17 million

(a) Revenue Enhancing Capex and Repositions are capital expenditures that improve a community's cash flow and competitive position, typically kitchen and bath upgrades, or other new amenities.

(b) Non-Core Adjustments are items not considered part of our core business operations. Items recorded to General and Administrative Expenses generally includes legal costs and settlements and expensed transaction pursuit costs.

Note: This table contains forward-looking statements. Please see the paragraph regarding forward-looking statements on page 2 of this document. Additionally, please refer to the following pages for definitions and reconciliations of all non-GAAP financial measures presented in this document.